Exhibit (h)(24)

AMENDMENT TO PARTICIPATION AGREEMENT

THIS AMENDMENT, dated as of the      day of             , 2006, by and among TIAA- CREF Life Insurance Company, Credit Suisse Trust, Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Securities, Inc. Capitalized terms used but not defined herein have the meanings given to them in the Agreement.

WHEREAS, the parties have entered into a Participation Agreement dated             , 2006 (the “Agreement”); and

WHEREAS, the parties desire to amend the Agreement in accordance with the provisions of Section 12.9 thereof;

NOW, THEREFORE, in consideration of the above premises, the parties hereby amend the Agreement as follows:

1.	Amendment to Schedule 2. Schedule 2 is replaced in its entirety with the attached Schedule 2.

2.	Ratification and Confirmation of the Agreement. Except as expressly amended hereby, all representations, warranties, covenants, terms and conditions of the Agreement are ratified and affirmed in all respects and the Agreement, as amended hereby, shall remain in full force and effect.

3.	Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative. This Amendment shall become effective as of             , 2006.

TIAA-CREF LIFE INSURANCE COMPANY

By:	/s/ Bret L. Benham
Name:	Bret L. Benham
Title:	Senior Vice President

CREDIT SUISSE TRUST

By:
Name:
Title:

CREDIT SUISSE ASSET MANAGEMENT, LLC

By:
Name:
Title:

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC.

By:
Name:
Title:

Schedule 2

PARTICIPATION AGREEMENT

By and Among

TIAA-CREF Life INSURANCE COMPANY

And

CREDIT SUISSE TRUST

And

CREDIT SUISSE ASSET MANAGEMENT, LLC

And

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC.

The Separate Account(s) shown on Schedule 1 may invest in the following Designated Portfolios of the Credit Suisse Trust available for purchase:

Emerging Markets Portfolio

Large Cap Value Portfolio

International Focus Portfolio

Global Small Cap Portfolio

Small Cap Growth Portfolio

Mid-Cap Growth Portfolio

Blue Chip Portfolio

Small Cap Value Portfolio

Commodity Return Strategy Portfolio

AMENDMENT TO PARTICIPATION AGREEMENT

THIS AMENDMENT, dated as of the      day of             , 2006, by and among TIAA- CREF Life Insurance Company, Credit Suisse Trust, Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Securities, Inc. Capitalized terms used but not defined herein have the meanings given to them in the Agreement.

WHEREAS, the parties have entered into a Participation Agreement dated             , 2006 (the “Agreement”); and

WHEREAS, the parties desire to amend the Agreement in accordance with the provisions of Section 12.9 thereof;

NOW, THEREFORE, in consideration of the above premises, the parties hereby amend the Agreement as follows:

1.	Amendment to Schedule 2. Schedule 2 is replaced in its entirety with the attached Schedule 2.

2.	Ratification and Confirmation of the Agreement. Except as expressly amended hereby, all representations, warranties, covenants, terms and conditions of the Agreement are ratified and affirmed in all respects and the Agreement, as amended hereby, shall remain in full force and effect.

3.	Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to the Agreement to be executed in its name and on its behalf by its duly authorized representative. This Amendment shall become effective as of             , 2006.

TIAA-CREF LIFE INSURANCE COMPANY

By:	/s/ Bret L. Benham
Name	Bret L. Benham
Title:	Senior Vice President

CREDIT SUISSE TRUST

By:
Name:
Title:

CREDIT SUISSE ASSET MANAGEMENT, LLC

By:
Name:
Title:

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC.

By:
Name:
Title:

Schedule 2

PARTICIPATION AGREEMENT

By and Among

TIAA-CREF Life INSURANCE COMPANY

And

CREDIT SUISSE TRUST

And

CREDIT SUISSE ASSET MANAGEMENT, LLC

And

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC.

The Separate Account(s) shown on Schedule 1 may invest in the following Designated Portfolios of the Credit Suisse Trust available for purchase:

Emerging Markets Portfolio

Large Cap Value Portfolio

International Focus Portfolio

Global Small Cap Portfolio

Small Cap Growth Portfolio

Mid-Cap Growth Portfolio

Blue Chip Portfolio

Small Cap Value Portfolio

Commodity Return Strategy Portfolio